Goodwill and Intangible Assets	6 Months Ended
Jun. 30, 2026
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

10. GOODWILL AND INTANGIBLE ASSETS

During the three months ended June 30, 2026, the Company assessed the most sensitive assumptions to determine whether or not there were any changes in the key assumptions used in the most recent impairment test as at December 31, 2025. Based on this assessment, for both the GEO segment and LEO segment, the Company determined that no indicators of impairment due to events or changes in circumstances had occurred that would indicate a potential impairment of GEO segment or the related GEO CGUs and of the LEO segment as of June 30, 2026.

During the six months ended June 30, 2026, as a result of analysis performed in the first quarter of 2026 for the GEO segment and related CGUs, the Company identified indicators of impairment, primarily as a result of an increase in the discount rate range from 9.3% – 10.3% used in the December 31, 2025 impairment test to 10.3% – 11.3%, reflecting changes in market-based inputs. Consequently, the Company performed impairment analyses as at March 31, 2026 for the GEO segment and GEO CGUs. As a result of the impairment analysis, for the six months ended June 30, 2026, an impairment loss of $84.5 million was recognized against goodwill relating to the GEO segment.

Sensitivities

For the six months ended June 30, 2026, the GEO segment impairment analysis showed that an increase of 1% in the discount rate would have resulted in an increase to corresponding impairment of $43.7 million.

Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.